UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 27, 2019

CANNAE HOLDINGS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-38300	82-1273460
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1701 Village Center Circle

Las Vegas, Nevada 89134

(Addresses of principal executive offices)

(702) 323-7330

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Cannae Common Stock, $0.0001 par value	CNNE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events

Cannae Holdings, Inc. (the “Company”) is filing this Current Report on Form 8-K (this “Current Report”) to present adjusted condensed consolidated financial statements for each of the three years in the period ended December 31, 2018 reported for Ceridian HCM Holding Inc. (“Ceridian”) in our Annual Report on Form 10-K for the year ended December 31, 2018 to reflect Ceridian’s adoption of the Financial Accounting Standard Board’s Accounting Standards Codification (“ASC”) Topic 606, “Revenue from Contracts with Customers,” as well as Accounting Standards Update (“ASU”) No. 2016-18, “Restricted Cash,” and ASU No. 2017-07, “Compensation—Retirement Benefits,” as of January 1, 2019, using the retrospective transition method for each.

The rules of the Securities and Exchange Commission (the “SEC”) require that when a registrant adopts ASC Topic 606 using the full retrospective method and then prepares a new registration, proxy or information statement (or amends a previously filed registration, proxy, or information statement) that includes or incorporates by reference financial statements for financial periods prior to the adoption date, the registrant must adjust the prior period financial statements included or incorporated by reference in the registration, proxy or information statement to reflect ASC Topic 606, as if ASC Topic 606 had been effective for such periods. Ceridian has filed Exhibit 99.1 to the Current Report on Form 8-K on May 21, 2019 to reflect its adoption ASC Topic 606. Because the Company filed Ceridian’s audited financial statements with the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, the Company is filing this Current Report to reflect Ceridian’s adjustment of its consolidated financial statements for each of the three years in the period ended December 31, 2018, to reflect ASC Topic 606, ASU No. 2016-18 and ASU No. 2017-07, as if each had been effective for such periods.

The financial information being adjusted in this Current Report was originally filed as Exhibit 99.1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 (the “10-K”), which was filed with the SEC on March 18, 2019. The updated financial statements of Ceridian herein are not a restatement of previously issued financial statements. The adjustment of the information contained in Item 8 (to make necessary conforming changes in “Financial Statements and Supplementary Data”) of the 10-K is presented in Exhibit 99.1 to this Current Report.

The information included in this Current Report is provided for informational purposes only in connection with the Company’s reporting of its investment in Ceridian to reflect Ceridian’s adoption of ASC Topic 606, ASU No. 2016-18 and ASU No. 2017-07 and does not amend or restate the Company’s consolidated financial statements included in the Company’s 10-K. For developments subsequent to the filing of the 10-K, refer to the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2019, June 30, 2019 and September 30, 2019, which were filed with the SEC on May 9, 2019, August 8, 2019 and November 12, 2019, and Current Reports on Form 8-K filed subsequent to the filing of the 10-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm
99.1	Audited Financial Statements of Ceridian HCM Holding Inc. as of and for the year ended December 31, 2018
101.INS	Inline XBRL Instance Document*.
101.SCH	Inline XBRL Taxonomy Extension Schema Document
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	Extension Definition Linkbase Document
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document
101.LAB	Extension Label Linkbase Document
104	Cover Page Interactive Data File formatted as Inline XBRL and contained in Exhibit 101

* - The instance document does not appear in the interactive data file because its XBRL tags are embedded within the inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cannae Holdings, Inc.

Date: November 27, 2019	By:	/s/ Michael L. Gravelle
		Name:	Michael L. Gravelle
		Title:	Executive Vice President, General Counsel, and Corporate Secretary